UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240. 14a-12

General American Investors Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

GENERAL AMERICAN INVESTORS COMPANY, INC.
530 FIFTH AVENUE • NEW YORK • N.Y. 10036

Notice of Annual Meeting of Stockholders

February 23, 2026

To the Stockholders of

GENERAL AMERICAN INVESTORS Company, Inc.

NOTICE IS HEREBY GIVEN that the 2026 annual meeting of stockholders of General American Investors Company, Inc. (the “Company”) will be held at The Century Association, 7 West 43rd Street, New York City, NY, 10036, on Wednesday, April 15, 2026 at 11:00 a.m. Eastern Time, for the purpose of:

(A)	Electing directors, nine to be elected by the holders of both the Company’s Common Stock and its 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”), voting together as a single class, and two to be elected only by the holders of the Company’s Preferred Stock, to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified;

(B)	Ratifying or rejecting the appointment by the Audit Committee of the Company’s Board of Directors (which appointment was also approved by the Board of Directors of the Company) of the firm of Ernst & Young LLP to be the independent auditors of the Company for the year ending December 31, 2026; and

(C)	Transacting any and all such other business as may properly come before the meeting or any adjournments or postponements thereof in connection with the foregoing or otherwise.

The Board of Directors unanimously recommends that stockholders vote “FOR” all of the nominees for director in item (A) and “FOR” ratification of the appointment of Ernst & Young LLP to be the independent auditors in item (B).

This notice and related proxy material are expected to be mailed on or about February 27, 2026.

If you do not expect to attend the meeting in person and wish your stock to be voted, you are requested to fill in and sign the accompanying form of proxy and return it in the accompanying envelope. Registered holders may also vote by telephone (touch-tone or voice) or internet through the Company’s transfer agent, Equiniti Trust Company, LLC. If you are a registered stockholder and expect to attend the meeting in person, you may complete and sign the accompanying form of proxy and return it in the accompanying envelope prior to the meeting or you may vote in person at the meeting at the specified time.

Please bring photo identification and proof of ownership of shares in order to be admitted to the meeting. Stockholders that hold their shares beneficially or in “street name” (i.e., through an intermediary, such as a bank, broker, or other nominee) and that wish to be admitted to and vote at the meeting must obtain a legal proxy from your bank, broker or other nominee reflecting the number of shares of the Company you held through such intermediary as of the record date (February 18, 2026) with your name and e-mail address. To be valid, your vote online by telephone or by mail must be received by the deadline specified on the proxy card or voting information form, as applicable.

Even if you plan on attending the meeting in person, we encourage you to vote your shares in advance online, by phone or by mail to ensure that your vote will be represented at the meeting. For more details on how to vote your shares, please see the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 15, 2026.

The proxy statement is available at the following website:

http://www.generalamericaninvestors.com/documents/reports/2026_Proxy.pdf

The annual report is available at the following website:

http://www.generalamericaninvestors.com/documents/reports/2025_GAMAnnualRpt.pdf

The close of business on February 18, 2026 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors,

CONNIE A. SANTA MARIA
Corporate Secretary

BLANK PAGE

GENERAL AMERICAN INVESTORS COMPANY, INC.

530 FIFTH AVENUE • NEW YORK • N.Y. 10036

PROXY STATEMENT

February 23, 2026

This statement is furnished in connection with the solicitation by the Board of Directors of General American Investors Company, Inc. (hereinafter called the “Company”) of proxies to be used at the 2026 annual meeting of stockholders of the Company, to be held at The Century Association, 7 West 43rd Street, New York City, NY 10036 on Wednesday, April 15, 2026 at 11:00 a.m. Eastern Time (and at any adjournments or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time, by (i) entering a new vote by internet or by telephone before 11:59 p.m. Eastern Time on April 14, 2026; (ii) delivering a written notice of revocation or completing and returning a later-dated proxy card before 6:00 p.m. Eastern Time on April 14, 2026 to the Corporate Secretary of the Company, in writing, at General American Investors Company, Inc., 530 Fifth Avenue, 26th Floor, New York, NY 10036; or (iii) attending and voting at the annual meeting (although attendance at the meeting will not, by itself, revoke a proxy).

The close of business on February 18, 2026 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

Proxies returned will be voted in accordance with the instructions thereon or, if no instructions are indicated, “FOR” the election of the nominees named herein and “FOR” ratification of the appointment of Ernst & Young LLP as independent auditors.

As of February 18, 2026, the Company had 23,986,608 outstanding shares of Common Stock, $1 par value per share, and 7,601,553 shares of 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”), $1 par value per share, each share carrying one vote.

This proxy statement, form of proxy, the accompanying Notice of Annual Meeting of Stockholders and the Annual Report of the Company, including audited financial statements for the fiscal year ended December 31, 2025, are enclosed in this mailing and are being mailed on or about February 27, 2026 to the Company’s stockholders as of the record date. The Company will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling Connie A. Santa Maria, Corporate Secretary of the Company, at 1-800-436-8401.

A quorum will consist of a majority of the shares of stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy. The Company intends to treat properly executed proxies that are marked “abstain” or “withhold” as well as any “broker non-votes” as present for purposes of determining the existence of a quorum for the transaction of business. A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to the election of closed-end fund directors and ratification of the appointment of the independent auditors but does not vote on any “non-routine” matters because the beneficial owner did not provide voting instructions on these matters. Because of the routine nature of the items of business presented in this proxy statement, the rules of The New York Stock Exchange, Inc. permit member brokers who do not receive instructions from their customers who are beneficial owners of the Company’s shares to vote their customers’ shares on these items of business and therefore we do not expect any broker non-votes.

The election of the Company’s directors requires a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld (and broker non-votes, if any) will be excluded entirely from the vote and will have no effect on the outcome of the vote for the election of directors.

The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the matter.

In accordance with Delaware law, only votes cast “for” a matter constitute affirmative votes. Accordingly, votes that are withheld or abstentions from voting are not votes cast “for” a particular matter, and such votes have the same effect as negative votes or votes “against” a particular matter that requires affirmative votes.

A.	Respecting the Election of Directors

At the meeting, eleven directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Nine directors are to be elected by the holders of both the Company’s Common Stock and its Preferred Stock, voting together as a single class, and two directors are to be elected only by the holders of the Company’s Preferred Stock. Directors are to be elected by a plurality of the vote of shares present or represented by proxy at the meeting and entitled to vote on directors. Stockholders vote at the meeting by casting ballots (online, by telephone, or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. Of the eleven persons named below, all are incumbent directors and all have agreed to serve if elected. Information in the following table is as of January 31, 2026.

Directors and Officers

Name, Address[1], Age, Position(s) with Company, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships and Affiliations During Past 5 Years
Independent Directors
Arthur G. Altschul, Jr.[3] (61) Director since 1995	Founder and Managing Member, Diaz & Altschul Capital Management, LLC (investment advisory) Chairman and Chief Executive Officer, Overbrook Management Corporation (investment advisory)	Child Mind Institute, Director Overbrook Foundation, Vice-Chair & Treasurer

Rodney B. Berens (80) Director since 2007	Personal Investor	The Morgan Library and Museum, Life Trustee The Woods Hole Oceanographic Institute, Life Trustee Upwell, Director and Chairman of Audit Committee

Spencer Davidson (83) Chairman of the Board of Directors since 2007 Director since 1995	Chairman of the Board, General American Investors Company, Inc.	No public company directorships

Clara E. Del Villar (67) Director since 2017	Founder, Schola Labs (2023; educational software) Executive Director, Senior Initiatives Program, FreedomWorks Foundation (2018-2023; non-profit)	Tribecca Innovation Awards Foundation, Fellow Women’s Health Symposium, Weill Cornell Medicine, Member of Executive Steering Committee

John D. Gordan, III (80) Director since 1986	Registered Attorney, New York State Unified Court System (retired 2019)	No public company directorships

Betsy F. Gotbaum (87) Director since 2010	Executive Director, Citizens Union (since 2017; non-profit democratic reform)	Center for Community Alternatives, Director Community Service Society, Trustee Fisher Center for Alzheimer’s Research Foundation, Trustee Visiting Nurse Service of New York, Director

Rose P. Lynch (75) Director since 2017	Founder and President, Marketing Strategies, LLC (consulting firm)

Steven Madden, Ltd., Director

Concord Academy, Trustee (first term expired 2021; second term commenced 2023)

Princeton University Varsity Club, Director

Women and Foreign Policy Advisory Council, Council of Foreign Relations, Member

Savannah Sachs (39) Director since 2020	Chief Executive Officer, Eighth Day (2024; skincare) Chief Executive Officer, Tula Skincare/Tula Life Inc. (2018-2023; skincare and wellness)	No public company directorships

Henry R. Schirmer[3] (61) Director since 2015	Chief Family Ownership Officer, COFRA Holding AG (2024; Private Equity/Real Estate) Chief Financial Officer and Member of Executive Board, Randstad (2018-2023; human resources)	Results for Development Institute, Director (term expired 2021)

Name, Address[1], Age, Position(s) with Company, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships and Affiliations During Past 5 Years
Independent Directors (Continued)
Sarah M. Ward (66) Director since 2025	Partner, Skadden, Arps, Slate, Meagher & Flom LLP (retired 2021; law firm)	CI Financial Corp., Director (term expired 2025) Corient Private Wealth, Director (term expired 2025)
Interested Director and Officer
Jeffrey W. Priest (63) President since 2012 and Chief Executive Officer and Director since 2013	Officer since 2012, employee since 2010	No public company directorships
Officers
Anang K. Majmudar (51) Senior Vice-President since 2019	Analyst – general industries, officer since 2015, employee since 2012	No public company directorships
Craig A. Grassi (57) Vice-President since 2013	Analyst – technology and technology support, officer since 2005, employee since 1991	No public company directorships

Liron Kronzon (56) Vice-President since 2019	Analyst – general industries, officer since 2019, employee since 2016	No public company directorships

Sally A. Lynch (66) Vice-President since 2005	Analyst - biotechnology pharmaceuticals, officer since 2005, employee since 1997	No public company directorships

Eugene S. Stark (67) Vice-President, Administration and Principal Financial Officer since 2005, Chief Compliance Officer since 2006	Officer and employee since 2005	Prospect Fund Complex

Samantha X. Jin (51) Treasurer and Principal Accounting Officer since 2019	Officer since 2019, employee since 2018	No public company directorships

Connie A. Santa Maria (52) Corporate Secretary since 2024	Officer since 2019, employee since 2015	No public company directorships

1	The address of each Director and officer is: c/o General American Investors Company, Inc., 530 Fifth Avenue, 26th Floor, New York, NY 10036.

2	Each Director is elected for a term of office of one year and until his or her successor is elected and qualified and each officer is appointed each year by the Board of Directors at its annual organizational meeting in April.

3	Messrs. Altschul and Schirmer have been designated as the Preferred Stock Directors and are to be elected only by the holders of the Company’s Preferred Stock.

The Board of Director’s believes that each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should continue to serve in such capacity. Among the attributes and skills common to all Directors are their ability to critically review, evaluate, question, and discuss information; to interact effectively with the other Directors, counsel, the Fund’s independent registered public accounting firm, and other service providers; and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s education, business, consulting or public service positions; and through their experience from service as a member of the Company’s Board of Directors, and that of other public companies, non-profit entities, or other organizations as indicated.

Arthur G. Altschul, Jr. – In addition to his tenure since 1995 as a Director of the Company, Mr. Altschul is a founder and Managing Member of Diaz & Altschul Capital Management, LLC (a private investment advisory firm) and Chairman and Chief Executive Officer of Overbrook Management Corporation (a private investment advisory firm and family office founded by his grandfather, Frank Altschul) and Vice-Chair of the Overbrook Foundation. Mr. Altschul was the co-founder of Kolltan Pharmaceuticals, Inc. and served as Executive Chairman from Kolltan’s founding in 2008, until it was acquired in November 2016 by Celldex Pharmaceuticals. He served as a Director of Medicis Pharmaceutical Corporation from 1992 until it was acquired by and merged into Valeant Pharmaceuticals International in December 2012. From 1992 to 1996, Mr. Altschul worked at SUGEN, Inc., a biopharmaceutical firm. Prior to 1992, Mr. Altschul worked in the Equity and Fixed Income Trading departments at Goldman, Sachs & Co., was a founding limited partner of The Maximus Fund, LP, and worked in the Equity Research department at Morgan Stanley & Company. Mr. Altschul serves on the Board of Directors of Child Mind Institute. Mr. Altschul holds a B.S. from Columbia University in Computer Science. With his diverse business background in finance, wealth management and the pharmaceutical industry, Mr. Altschul provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the pharmaceutical industry.

Rodney B. Berens – In addition to his tenure since 2007 as a Director of the Company, Mr. Berens was a Partner and Co-Chief Investment Officer of Berens Global Value Fund and was the Founding Partner of Berens Capital Management, LLC (investment advisory firm) and served as its Chairman and Senior Investment Strategist from 2000-2018. Before starting Berens Capital Management, Mr. Berens was a Partner at Mezzacappa Berens, a fund of hedge funds. From 1992 to 1998, Mr. Berens was at Salomon Brothers where he was a member of the Operating Committee and Head of Global Equities. From 1975 to 1991 Mr. Berens was at Morgan Stanley where he was Managing Director, Head of Equity Trading and Global Research. Prior to joining Morgan Stanley, Mr. Berens was an investment manager for the Ford Foundation. He began his career at the First Boston Corporation. Prior thereto, Mr. Berens served as a First Lieutenant in the U.S. Army. Mr. Berens is also a Life Trustee at The Woods Hole Oceanographic Institute, is a Director and Audit Committee Chairman of Upwell, and is a Life Trustee at The Morgan Library and Museum. Mr. Berens was also a Member of the Investment Committee of Svarog Capital Advisors. Mr. Berens received a B.A. from the University of Pennsylvania and an M.B.A. from The Wharton School. With his broad financial and business background in the securities industry, Mr. Berens provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the securities industry.

Spencer Davidson – In addition to his tenure as a Director since 1995, President from 1995 to January 2012, and Chief Executive Officer from 1995 to December 2012 of the Company, Mr. Davidson has been Chairman of the Board since 2007. In 1994 Mr. Davidson joined the Company as Senior Investment Counselor. Previously, from 1989 to 1993, he served as Managing Partner of the Hudson Partnership. From 1986 to 1989 Mr. Davidson served as the Fund Manager at Odyssey Partners and from 1972 to 1986 he was employed by Beck, Mack & Oliver where he rose to General Partner. Mr. Davidson began his career at Brown Brothers Harriman in 1966. Mr. Davidson received a B.S. from Queens College and an M.B.A. from Columbia University. Prior thereto, Mr. Davidson served in the U.S. Army. Mr. Davidson served as a Director from 1999 to December 2012, and was Chairman of the Nominating and Governance Committee, Chairman of the Stock Option and Compensation Committee, a member of the Executive Committee and Lead non-management Director of Medicis Pharmaceutical Corporation until it was acquired by and merged into Valeant Pharmaceuticals International in December 2012. With his broad background in business and the securities industry, Mr. Davidson provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the securities industry.

Clara E. Del Villar – In addition to her tenure since 2017 as a Director of the Company, Ms. Del Villar founded Schola Labs in May 2023, a customized educational administrative software organization. Ms. Del Villar has broad-based leadership, financial and compliance experience in the financial services, technology, energy and publishing industries. Ms. Del Villar has held portfolio management positions at Nomura Securities and Neuberger Berman; served as a Vice President responsible for compliance and ethics at Nortel Networks; was a Founding Partner and Managing Director of InEnergy, a division of Energy and Environmental Research Center; and was the Founder, Chief Executive Officer, and Editor-in-Chief of the Hispanic Post. This provides Ms. Del Villar with an extremely diverse background in numerous disciplines and industries. Ms. Del Villar is a graduate of Georgetown University. With her broad business and financial background, Ms. Del Villar provides the Company’s Board of Directors with valuable insight and experience.

John D. Gordan, III – In addition to his tenure since 1986 as a Director of the Company, Mr. Gordan served as Senior Counsel at Morgan Lewis & Bockius LLP until his retirement from the firm in June 2011, after having been a Partner at the firm for the prior 16 years. Mr. Gordan’s practice focused on civil litigation with a special emphasis on the insurance industry. From 2013 until 2019, Mr. Gordan served as an attorney with Beazley USA Services, Inc. and an arbitrator. Prior to his tenure with Morgan Lewis & Bockius LLP, Mr. Gordan was a Partner at Lord Day & Lord, Barrett Smith, New York and served as an Assistant United States Attorney for the Southern District of New York (1971- 1976). Mr. Gordan received a B.A. from Harvard University and a J.D. from Harvard Law School. With his extensive legal background, Mr. Gordan provides the Company’s Board of Directors with a valuable perspective and legal expertise.

Betsy F. Gotbaum – In addition to her tenure since 2010 as a Director of the Company, Ms. Gotbaum serves as the Executive Director of Citizens Union and served as the New York City Public Advocate from 2002 through 2009, New York City’s second highest ranking public official, and served as New York City’s primary Ombudsperson. In that role, Ms. Gotbaum presided over the New York City Council, introduced legislation of concern to her constituency, and sat on both the Voters Assistance Commission and the Audit Committee of the City of New York. Ms. Gotbaum was also a Trustee on the Board and a member of the Proxy Committee of the New York City Employees’ Retirement System. Previously, Ms. Gotbaum was President of the New York Historical Society. Ms. Gotbaum has served on the Boards of Trustees of several not-for-profit organizations and currently serves on the Board of Trustees of the Center for Community Alternatives, the Community Service Society, Fisher Center for Alzheimer’s Research Foundation, and the Visiting Nurse Association of New York. Ms. Gotbaum attended Barnard College and received her B.A. from George Washington University and an M.A. in Education Administration from Teachers College, Columbia University. With her broad civic background, Ms. Gotbaum provides the Company’s Board of Directors with valuable insight and public sector perspective.

Rose P. Lynch – In addition to her tenure since 2017 as a Director of the Company, Ms. Lynch possesses over 30 years of business experience, including tenures as President and other senior executive positions of companies in the beauty and fashion industries, with extensive executive level financial and operating experience. She has served as a director and a senior executive for a range of companies including: Steven Madden, Ltd., Victoria’s Secret, Danskin, Inc., The Harmony Group - LeRoi Princeton, Salant Corporation (Perry Ellis Menswear), and Frederick’s of Hollywood. In addition, Ms. Lynch has held leadership positions with a variety of charities and currently serves on the Board of Directors of the Princeton University Varsity Club. She recently stepped away from her position as President of her Princeton University class after ten years, and, while still on Audit and Investment Committees, completed a six-year tenure as a Trustee of Concord Academy in Concord, Massachusetts in 2021 and began a second term in 2023. Ms. Lynch earned her undergraduate degree from Princeton University and her M.B.A. from Harvard Business School. She is also a member of the Women and Foreign Policy Advisory Council at the Council on Foreign Relations. Ms. Lynch provides the Company’s Board of Directors with valuable senior executive and board experience.

Jeffrey W. Priest – In addition to his tenure as a Director, Chief Executive Officer (since 2013) and President (since 2012) of the Company, Mr. Priest has over 35 years of investment and related experience. From 1999 to 2010 Mr. Priest served as the Managing Member and President of Amajac Capital Management, LLC, an investment advisory company which he founded. From 1997 to 1999 he served as Senior Research Analyst and Equity Partner with Para Advisors. From 1994 through 1996 Mr. Priest was employed by Bear Stearns & Co. culminating in his position as senior analyst with the firm’s Risk Arbitrage department with particular focus on valuation related issues and structure. From 1985 through 1990, he rose to the position of Head of Fixed Income Sales and Trading with Miller Tabak Hirsch & Co. Mr. Priest received his B.A. degree from the College of Wooster, an M.B.A. from Duke University’s Fuqua School of Business and has served on the Financial Accounting Standards Board as a member of the Emerging Issues Task Force on acquisition accounting.

Savannah Sachs – In addition to her tenure since 2020 as a Director of the Company, Ms. Sachs is Chief Executive Officer of Eighth Day (beginning in 2024), a luxury high-tech skincare brand. Previously, Ms. Sachs served as Chief Executive Officer from 2018 to 2023 of Tula, the leading probiotic clean clinical skincare brand. Ms. Sachs has broad-based leadership and operating experience as an executive in consumer and digital businesses both in the U.S. and internationally. Prior to joining Tula, Ms. Sachs held positions of increasing responsibility at Birchbox, a global personalized beauty subscription and e-commerce business, first as the Director of International Brand Partnerships, then as UK Managing Director and General Manager, and finally as its Chief Operating Officer. This experience provides Ms. Sachs with a breadth of experience in senior management roles, merchandising, marketing, brand management, and operations. Prior to her service at Birchbox, Ms. Sachs worked in management consulting at Booz & Company advising Fortune 500 retail, personal care, pharmaceutical, and financial services clients. Ms. Sachs earned her undergraduate degree at Princeton University and her M.B.A. at Harvard Business School where she was a Baker Scholar. With her executive and broad business background, Ms. Sachs provides the Company’s Board of Directors with valuable insight and operating experience.

Henry R. Schirmer – In addition to his tenure since 2015 as a Director of the Company, Mr. Schirmer has broad international senior management, leadership and financial experience in the human resources, consumer goods, and industrial sectors. Mr. Schirmer is currently Chief Family Ownership Officer of COFRA Holding AG and has held executive and senior financial management positions at Randstad and at Unilever in the USA and throughout Europe including Germany, the United Kingdom, the Netherlands, Austria and Switzerland. Mr. Schirmer has extensive experience in finance, information technology, mergers and acquisitions, supply chain operations, marketing and sales. Mr. Schirmer is a graduate of Karlsruhe Institute of Technology in Germany with a master’s degree in industrial engineering and management. Mr. Schirmer provides the Company’s Board of Directors with valuable financial, international and operational expertise.

Sarah M. Ward – In addition to becoming a Director of the Company in 2025, Ms. Ward has more than 35 years of legal and financial services experience having retired from the global law firm Skadden, Arps, Slate, Meagher & Flom LLP in 2021, where she was a New York-based Partner in the firm’s Banking Group and co-chair of its Legal Opinion Oversight Committee. Additionally, she served on the firm’s Policy Committee and was global co-head of the Banking Group from 2009-2014. Her clients included a wide variety of public companies, private equity firms and financial institutions. Ms. Ward previously served as a Director of both CI Financial Corp. and Corient Private Wealth (2022 to 2025) prior to joining the Board of Directors of the Company. Ms. Ward also serves on the Boards of two not-for-profit organizations, Loblolly Inc. and the Settlement Housing Fund. Ms. Ward earned an undergraduate degree at Princeton University and a J.D. degree from Fordham University School of Law. Ms. Ward provides the Company’s Board of Directors with a valuable financial services experience and legal expertise.

Directors - Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Company rests with the Board of Directors. The Board of Directors has appointed Mr. Davidson as its Chairman. The Chairman presides over executive sessions of the Board of Directors, serves between meetings of the Board of Directors as a liaison with other Directors, officers of the Company, counsel, and service providers, as necessary, on a variety of matters. Mr. Davidson also oversees the scheduling of agenda items and subject matter included for discussion at meetings of the Board of Directors. The Board of Directors has established Audit, Compensation, Executive, Nominating and Pension Committees to assist the Board of Directors in the oversight and management of the Company. From time to time the Board of Directors may establish additional committees or informal working groups to deal with specific matters.

All of the Company’s Directors, other than Mr. Priest, are independent Directors, and the Board of Directors believes they are able to provide effective oversight of the Company. In addition to providing feedback and direction during Board of Directors meetings, the Directors meet regularly in executive session and independent Directors chair all committees of the Board of Directors.

The Company’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the officers and employees of the Company are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board of Directors is responsible for and oversees the risk management processes of the Company. As part of its oversight process, the Board of Directors reviews with officers at Board meetings the levels and types of risks being undertaken by the Company, and the Audit Committee discusses the Company’s risk management and controls with the independent registered public accounting firm engaged by the Company. The Board of Directors reviews valuation policies and procedures and the valuations of specific illiquid securities, if owned by the Company. The Board of Directors also receives periodic reports from the Company’s Chief Compliance Officer regarding compliance matters relating to the Company and its major service providers, including results of the implementation and testing of the Company’s and such providers’ compliance programs. The Board of Directors reviews its role in supervising the Company’s risk management from time to time and may make changes at its discretion.

The Board of Directors has determined that its leadership structure is appropriate for the Company because it enables the Board of Directors to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board of Directors to devote appropriate resources to specific issues in a flexible manner as they arise. The Board of Directors periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Security Ownership of Directors, Officers and Certain Beneficial Owners

The following table sets forth certain information as of December 31, 2025 with respect to the beneficial ownership of the Company’s Common Stock and Preferred Stock by each director and officer, who own shares beneficially, and all directors and officers of the Company as a group, and each person who is known to the Company to have beneficial ownership of more than 5% of the outstanding shares of Common Stock or Preferred Stock.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percent of Class
Common Stock	Independent Directors
	Arthur G. Altschul, Jr.	16,395	[2]	0.07%
	Rodney B. Berens	4,748		0.02%
	Spencer Davidson	1,439,001	[3]	5.99%
	John D. Gordan, III	279,863	[4]	1.17%
	Betsy F. Gotbaum	2,987		0.01%
	Interested Director and Officer
	Jeffrey W. Priest	158,959	[5]	0.66%
	Officers
	Anang K. Majmudar, Senior Vice-President	5,219		0.02%
	Eugene S. Stark, Vice-President, Administration	10,000	[6]	0.04%
	Directors and Officers as a Group	1,905,685	[7]	7.93%

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percent of Class
Common Stock	5% or More Beneficial Owners
(Continued)	Lazard Asset Management LLC	1,333,894	[14]	5.88%
	Saba Capital Management, L.P.	1,939,630	[15]	8.08%

Preferred Stock	Independent Directors
	Arthur G. Altschul, Jr.	5,000	[8]	0.07%
	Spencer Davidson	185,387	[9]	2.44%
	John D. Gordan, III	1,000		0.01%
	Interested Director and Officer
	Jeffrey W. Priest	62,132	[10]	0.82%
	Officers
	Craig A. Grassi, Vice-President	1,350	[11]	0.02%
	Anang K. Majmudar, Senior Vice-President	7,641		0.10%
	Eugene S. Stark, Vice-President, Administration	36,000	[12]	0.47%
	Directors and Officers as a Group	293,510	[13]	3.86%

1	Unless indicated, the person holding the shares has sole voting and dispositive power over all shares shown.

2	Includes 11,487 shares (0.05% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power.

3	Includes 11,487 shares (0.05% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power. All of the shares over which Mr. Davidson has sole or shared voting and dispositive power are included in trusts of which Mr. Altschul or certain of his family members are beneficiaries.

4	Includes 253,507 shares (1.06% of the class) over which Mr. Gordan has shared voting and dispositive power. In addition, his holdings include 5,638 shares (0.02% of the class) owned by Mr. Gordan’s wife in an individual retirement account in which he disclaims any beneficial ownership.

5	Includes 113,348 shares (0.47% of the class) over which Mr. Priest has voting and dispositive power and disclaims beneficial ownership.

6	Shares owned by Mr. Stark and his wife in a joint tenancy account.

7	Total excludes duplication of 11,487 shares (0.05% of the class) over which both Mr. Altschul and Mr. Davidson share joint voting and/or dispositive power.

8	Includes 5,000 shares (0.07% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power.

9	Includes 5,000 shares (0.07% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power. All of the shares over which Mr. Davidson has sole or shared voting and dispositive power are included in trusts of which Mr. Altschul or certain of his family members are beneficiaries.

10	Includes 27,241 shares (0.36% of the class) in which Mr. Priest has voting and dispositive power and disclaims beneficial ownership.

11	Includes 250 shares (0.00% of the class) held in a custodial account for Mr. Grassi’s son and 1,100 shares (0.01% of the class) held by Mr. Grassi’s wife in an IRA account.

12	Includes 20,000 shares (0.26% of the class) held in Joint Tenancy Account, 4,000 shares (0.05% of the class) owned by Mr. Stark’s wife in an IRA account, and 12,000 shares (0.16% of the class) owned by Mr. Stark in an IRA account.

13	Total excludes duplication of 5,000 shares (0.07% of the class) over which both Messrs. Altschul and Davidson share joint voting and/or dispositive power.

14	Based on a Schedule 13G/A filed May 15, 2025, by Lazard Asset Management LLC (“Lazard”). Lazard lists its address as 30 Rockefeller Plaza, New York, New York 10112. The Schedule 13G/A reports that Lazard has sole voting power and sole dispositive power over the 1,333,894 shares.

15	Based on a Schedule 13D/A filed August 18, 2025, by Saba Capital Management, L.P. (“Saba”). Saba lists its address as 405 Lexington Avenue, New York, New York 10174. The Schedule 13D/A reports that Saba has sole voting power and sole dispositive power over the 1,939,630 shares.

In addition to the holdings reflected in the foregoing table, the Company has the power to vote 430,836 shares of Common Stock (1.79% of the class) held by the trustee for the Company’s Employees’ Thrift Plan, as described below.

Director Share Ownership Table

The dollar range of the value of equity securities of the Company beneficially owned by each Director as of December 31, 2025 is as follows:

Name of Director	Dollar Range of Equity Securities in the Company
Independent Directors
Arthur G. Altschul, Jr.	Over $100,000
Rodney B. Berens	Over $100,000
Spencer Davidson	Over $100,000
Clara E. Del Villar	None
John D. Gordan, III	Over $100,000
Betsy F. Gotbaum	Over $100,000
Rose P. Lynch	None
Savannah Sachs	None
Henry R. Schirmer	None
Sarah M. Ward	None
Interested Director
Jeffrey W. Priest	Over $100,000

Committees of the Board of Directors

The Audit Committee consists of the following directors: Chairman – Mr. John D. Gordan, III, Mr. Arthur G. Altschul, Jr., Mr. Rodney B. Berens, Ms. Clara E. Del Villar, Ms. Savannah Sachs and Mr. Henry R. Schirmer. These directors are independent of management and the Company. Each of them is also “independent” as such term is defined in The New York Stock Exchange listing standards applicable to the Company. The organization and responsibilities of the Audit Committee are set forth in the Audit Committee Charter located on the Company’s website at www.generalamericaninvestors.com. Generally, the Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and financial reporting, internal controls, and responsibilities concerning compliance with federal securities laws; the independent audit of the Company’s financial statements; the selection of the independent auditors; and the evaluation of the independence of the independent auditors. The Report of the Audit Committee is set forth as an Exhibit on page 13. The Company does not have an audit committee financial expert serving on the Audit Committee. The Board of Directors has determined that the members of the Audit Committee have sufficient financial expertise and experience to perform the duties and responsibilities of the Audit Committee. The Audit Committee met three times during the fiscal year ended December 31, 2025, on February 12, July 23, and December 3, 2025, and once after the end of the fiscal year, on February 11, 2026.

The Compensation Committee consists of the following directors: Chairman – Mr. Arthur G. Altschul, Jr., Mr. Spencer Davidson, and Ms. Rose P. Lynch. These directors are independent of management and the Company. The Compensation Committee reviews the operations and performance of the Company, the contributions of its officers and employees, operating data for comparable companies in the investment industry, information provided by an external data provider, and proposals by management for year-end supplemental compensation and compensation for the ensuing year. The Compensation Committee makes recommendations on matters of compensation to the Board of Directors for their approval. The Committee met once during the fiscal year ended December 31, 2025, on December 3, 2025.

The Executive Committee consists of the following directors: Chairman – Mr. Spencer Davidson and Mr. John D. Gordan, III. These directors are independent of management and the Company. The Executive Committee has the authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session. The Committee did not meet during the fiscal year ended December 31, 2025.

The Nominating Committee consists of the following directors: Chairman – Mr. Arthur G. Altschul, Jr., Mr. Rodney B. Berens, Mr. Spencer Davidson, Ms. Clara E. Del Villar, Mr. John D. Gordan, III, Ms. Betsy F. Gotbaum, Ms. Rose P. Lynch, Ms. Savannah Sachs, and Mr. Henry R. Schirmer. These directors are independent of management and the Company. The organization and responsibilities of the Nominating Committee are set forth in the Nominating Committee Charter located on the Company’s website at www.generalamericaninvestors.com. The Nominating Committee is responsible for directing the process whereby individuals are selected and nominated to serve as directors of the Company. This includes canvassing, recruiting, interviewing and soliciting independent director candidates. This process also involves evaluating individual candidates and making recommendations to the Board with respect to individuals to be nominated to serve as directors. In addition, the Committee will consider nominees recommended by, and respond to related inquiries received from, stockholders. The Committee does not expect to consider self-nominating stockholders. The criteria evaluated and associated with candidates include factors such as judgment, skill, diversity, experience, the interplay of the candidate’s experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the Board of Directors. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying candidates. All recommendations of a nominee must include biographical data regarding the nominee and the qualifications of the nominee, as well as the basis on which a nominee is or is not an “interested person” of the Company. Recommendations of nominees should be submitted in writing to the Chairman of the Nominating Committee at the office of the Company. The Committee met once during the fiscal year ended December 31, 2025, on February 12, 2025, and once after the end of the fiscal year, on February 11, 2026.

The Pension Committee consists of the following directors: Chairman – Mr. Spencer Davidson, Ms. Clara E. Del Villar, Mr. John D. Gordan, III, Ms. Betsy F. Gotbaum, and Ms. Rose P. Lynch. These directors are independent of management and the Company. The organization and responsibilities of the Pension Committee are set forth in the Pension Committee Charter located on the Company’s website at www.generalamericaninvestors.com. Generally, the Pension Committee is responsible for oversight of the investment management and general administration of the Company’s Employees’ Retirement and Thrift Plans. The Committee met once during the fiscal year ended December 31, 2025, on February 12, 2025, and once after the end of the fiscal year ended December 31, 2025, on February 11, 2026.

During 2025 the Board of Directors held six meetings and each Director during such year attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of the committee(s) on which he/she served during such year.

Stockholder Communications with the Board of Directors

The Board of Directors provides a process for the Company’s Stockholders to send communications to the Board by addressing a communication to the Board of Directors or to one or more individual Directors at the office of the Company. Items marked “personal and confidential” will be forwarded to the addressee, unopened; otherwise, communications will be opened and reviewed by the Company’s Corporate Secretary who will draft a response with the assistance of other corporate officers and individual Directors (or the entire Board), as deemed necessary. Copies of responses, together with the related original communication, will be provided to each member of the Board, the Chairman of the Board or individual Directors, as deemed appropriate.

All Directors are encouraged to attend the annual meeting of the Stockholders of the Company. Last year, at the Company’s annual meeting held on April 16, 2025, all of the Directors participated either in-person or telephonically.

Executive and Director Compensation

The table below reports compensation received during 2025 from the Company by its three highest-paid officers and by its directors.

Name of individual	Position	Aggregate compensation	Pension or retirement benefits accrued during 2025[1]
Jeffrey W. Priest	President, Chief Executive Officer, Director	$3,315,000	$85,800
Anang K. Majmudar	Senior Vice-President	1,750,000	54,000
Liron Kronzon	Vice-President	850,000	42,000
Spencer Davidson	Chairman (B)(C)(D)(E), Director	41,250	—
Arthur G. Altschul, Jr.	Director (A)(B)(D)	43,750	—
Rodney B. Berens	Director (A)(D)	41,250	—
Clara E. Del Villar	Director (A)(D)(E)	43,750	—
John D. Gordan, III	Director (A)(C)(D)(E)	43,750	—
Betsy F. Gotbaum	Director (D)(E)	38,750	—
Rose P. Lynch	Director (B)(D)(E)	41,250	—
Savannah Sachs	Director (A)(D)	42,500	—
Henry R. Schirmer	Director (A)(D)	42,500	—
Sarah M. Ward	Director	18,750	—

(A) Member of Audit Committee	(D) Member of Nominating Committee
(B) Member of Compensation Committee	(E) Member of Pension Committee
(C) Member of Executive Committee

1	The amounts shown in this column represent the Company’s payments made during 2025 to the trustee of the Company’s Employees’ Thrift Plan, as described below, or accounting reserves established during 2025 under the Company’s Excess Contribution Plan, as described below, on behalf of the respective individuals.

During 2025, each Director who was not a paid officer of the Company, received a fee of $30,000 as an annual retainer and a fee of $1,250 for attendance at each Directors’ meeting and Committee meeting which he or she attended in his or her capacity as a Director or Committee member.

With respect to the Company’s Employees’ Thrift Plan, the Company matches 150% of an employee’s contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company’s common stock. An employee’s interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the plan after six months of service with the Company.

The Company has an Employees’ Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary and, since 2000, bonuses for non-highly compensated employees, exclusive of overtime, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $150 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age 65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65 from the tax qualified plan.

The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company’s Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Messrs. Priest, Majmudar, and Kronzon are participants in both the Excess Contribution and Excess Benefit Plans.

The following table shows the estimated annual retirement benefits (including amounts attributable to the Company’s Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:

	Estimated Annual Benefits Based Upon Years of Credited Service
Final Average Earnings	10	20	30	40
$200,000	$34,210	$68,420	$102,630	$125,980
300,000	50,500	101,000	151,500	185,710
400,000	66,790	133,580	200,370	245,440
500,000	83,080	166,160	249,240	305,170
600,000	99,370	198,740	298,110	364,900
700,000	115,660	231,320	346,980	424,630
800,000	131,950	263,900	395,850	484,360

For each of the officers of the Company listed in the compensation table on page 9, the following indicates his/her years of credited service in the Company’s Retirement Plan and basic salary for 2025: Mr. Priest (15) $715,000, Mr. Majmudar (13) $450,000, and Mr. Kronzon (9) $350,000.

The Board of Directors unanimously believes that your vote “FOR” all of the Board’s eleven nominees as directors will be in the best interest of the Company and its stockholders.

B.	Respecting the Ratification and Approval of Appointment of Auditors by the Board of Directors

Proposal (B) set forth in the accompanying Notice of Annual Meeting of Stockholders is the ratification or rejection of the action taken in the following resolutions unanimously adopted by the Board of Directors (including all of the non-interested directors) approving the appointment by the Audit Committee of the Company of the firm of Ernst & Young LLP to be the auditors of the Company for the fiscal year ending December 31, 2026.

“RESOLVED, that the appointment by the Audit Committee of the firm of Ernst & Young LLP to be the independent auditors of the Company with respect to its operations for the year 2026 be and it hereby is approved; and further

“RESOLVED, that such auditors be, and they hereby are, authorized and instructed to conduct an audit, in accordance with auditing standards generally accepted in the United States, of the financial statements of the Company as of and for the year ending December 31, 2026; and further

“RESOLVED, that such auditors be, and they hereby are, authorized and instructed to conduct an executive review of the interim financial statements of the Company as of and for the six months ending June 30, 2026; and further

“RESOLVED, that such appointment shall terminate (without penalty to the Company) in the event that such appointment shall be rejected at the annual meeting of the stockholders of the Company in 2026; and further

“RESOLVED, that such appointment shall terminate (without penalty to the Company) if a majority (as defined in the Investment Company Act of 1940, as amended) of the outstanding voting securities of the Company at any meeting called for the purpose shall vote to terminate such appointment; and further

“RESOLVED, that the report of such auditors expressing their opinion with respect to the financial statements described above shall be addressed to the Board of Directors of the Company and to the stockholders thereof.”

While the rules under the Investment Company Act of 1940, as amended, would permit the Company not to submit to stockholders the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors, it is being done because it continues the Company’s long-standing practice to do so and the Company believes that it is good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may determine nonetheless to continue to retain Ernst & Young LLP.

Audit Fees

The aggregate fees paid and accrued by the Company for professional service rendered by its independent auditors, Ernst & Young LLP, for the audit of the Company’s annual financial statements for 2025 and 2024 were $215,155 and $208,885, respectively.

Audit-Related Fees

The aggregate fees paid or accrued by the Company for audit-related professional services rendered by Ernst & Young LLP for 2025 and 2024 were $42,005 and $40,785, respectively. Such services and related fees for 2025 and 2024 included: review of quarterly employee security transactions and issuance of report thereon ($39,515 and $38,365, respectively) and other audit-related services ($2,490 and $2,420, respectively).

Tax Fees

The aggregate fees paid or accrued by the Company for professional services rendered by Ernst & Young LLP for the review of the Company’s federal, state and city income tax returns and excise tax calculations for 2025 and 2024 were $28,825 and $27,985, respectively.

All Other Fees

No fees other than the audit fees, audit-related fees and tax fees described above were billed to the Company by Ernst & Young LLP for 2025 or 2024.

The aggregate fees paid or accrued by the Company for non-audit professional services rendered by Ernst & Young LLP to the Company for 2025 and 2024 were $70,830 and $68,770, respectively.

Audit Committee Pre-Approval Policy

All services to be performed for the Company by Ernst & Young LLP must be pre-approved by the Audit Committee. All services performed during 2025 and 2024 were pre-approved by the Committee.

A representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement. Stockholders who wish to submit questions in advance to the auditors may do so in writing to Mr. Brian Byrne, Partner, Ernst & Young LLP, One Manhattan West, New York, NY 10001.

The Board of Directors unanimously believes that your vote “FOR” ratifying Ernst & Young LLP will be in the best interest of the Company and its stockholders.

C.	Respecting Other Matters Which May Come Before the Meeting and Deadlines for the 2027 Annual Meeting

The Board of Directors of the Company does not know of any other matters which may come before the meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the meeting, including any questions as to the adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy material relating to its 2027 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than October 26, 2026, and must comply with certain other rules and regulations promulgated by the Securities and Exchange Commission.

In addition, for stockholder proposals or director nominations that a stockholder seeks to bring before the 2027 annual meeting of stockholders but does not seek to have included in the Company’s proxy statement and form of proxy for that meeting, the following requirements apply: Pursuant to the Company’s Bylaws, in order for stockholder proposals or nominations of persons for election to the Board of Directors to be properly brought before the 2027 annual meeting, any such stockholder proposal or nomination (including in the case of a nomination, the information required by the Company’s advance notice Bylaws provisions) must be received at the office of the Company no earlier than November 16, 2026 and no later than December 16, 2026. The Company’s advance notice Bylaw requirements are separate from, and in addition to, the Securities and Exchange Commission’s requirements (including the timing requirements described in the preceding paragraph) that a stockholder must meet in order to have a stockholder proposal included in the proxy statement. Should the Company determine to allow a stockholder proposal that is received by the Company after December 16, 2026 to be presented at the 2027 annual meeting, the persons named as appointees in the form accompanying the proxy statement for such meeting will have discretionary voting authority with respect to such stockholder proposal.

In accordance with a notice sent to certain stockholders of the Company, who share a single address, only one copy of this proxy statement and our 2025 Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this proxy statement or our 2025 Annual Report, he or she may contact us at:

General American Investors Company, Inc.
530 Fifth Avenue, 26th Floor
New York, N.Y. 10036
Attn: Connie A. Santa Maria, Corporate Secretary
Telephone: 1-800-436-8401
E-mail: InvestorRelations@gainv.com

and we will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Corporate Secretary, if he or she would like to receive separate proxy statements and annual reports in the future and to revoke his or her consent to householding. If any stockholder revokes his or her consent, we will begin sending such stockholder individual copies of these documents within 30 days after we receive the revocation notice. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting our Corporate Secretary.

The expense of the solicitation of proxies for this meeting will be borne by the Company. In addition to the use of mails, proxy solicitations may be made by telephone, internet or personal discussion with certain of the Company’s Officers and Directors for which they will not receive any separate compensation

The Company may, under certain circumstances, reimburse such persons for their out-of-pocket expenses incurred in connection therewith. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock for others (in their names, in custody, or in the names of nominees) to forward copies of such material to those persons and to request authority for the execution of the proxies.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting and who wish their stock to be voted are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope or vote by telephone (touch-tone or voice) or internet through the Company’s transfer agent, Equiniti Trust Company, LLC.

EXHIBIT

Report of the Audit Committee of
The Board of Directors of General American Investors Company, Inc.

The purposes of the Company’s Audit Committee are set forth in the Committee’s Charter. The purposes include assisting the Board of Directors in its oversight of the Company’s financial reporting process and internal controls, the Company’s financial statements and the selection of the Company’s independent auditors. Management, however, is responsible for the preparation, presentation and integrity of the Company’s financial statements, and the independent auditors are responsible for planning and carrying out proper audits and reviews.

In connection with the audited financial statements as of and for the year ended December 31, 2025 included in the Company’s Annual Report for the year ended December 31, 2025 (the “Annual Report”), the Audit Committee considered and discussed the financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent auditors.

In addition, the Audit Committee discussed with the independent auditors the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Company. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the independent auditors with the applicable requirements of the PCAOB regarding the auditor’s communications with the Audit Committee concerning independence and has discussed with the registered public accounting firm its independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company’s auditors are in fact “independent.”

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee’s Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.

John D. Gordan, III, Chairman
Arthur G. Altschul, Jr.
Rodney B. Berens
Clara E. Del Villar
Savannah Sachs
Henry R. Schirmer

ANNUAL MEETING OF STOCKHOLDERS OF

GENERAL AMERICAN INVESTORS COMPANY, INC.

April 15, 2026

PREFERRED STOCK

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.astproxyportal.com/ast/13475/

Please sign, date and mail
your proxy card in the
envelope provided as
soon as possible.

  Please detach along perforated line and mail in the envelope provided.

21130000000000000000 9	041526

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1
AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of the following nominees as Directors:

☐		NOMINEES:
	FOR ALL NOMINEES	Mr. Altschul
Mr. Berens
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Mr. Davidson
Ms. Del Villar
Mr. Gordan
☐	FOR ALL EXCEPT (See instructions below)	Ms. Gotbaum
Ms. Lynch
Mr. Priest
Ms. Sachs
Mr. Schirmer
Ms. Ward

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the selection of Ernst & Young LLP as auditors.	☐	☐	☐

3.	In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

PREFERRED STOCK

GENERAL AMERICAN INVESTORS COMPANY, INC.

530 FIFTH AVENUE
NEW YORK, NY 10036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Spencer Davidson, Jeffrey W. Priest, and Eugene S. Stark as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side, all the shares of 5.95% Cumulative Preferred Stock, Series B of the above Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders on April 15, 2026, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the 2026 Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

(Continued and to be signed on the reverse side)

COMMENTS:

1.1	14475

ANNUAL MEETING OF STOCKHOLDERS OF

GENERAL AMERICAN INVESTORS COMPANY, INC.

April 15, 2026

COMMON STOCK

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.astproxyportal.com/ast/13475/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20930000000000000000 3	041526

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1
AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the following nominees as Directors:

☐		NOMINEES:
	FOR ALL NOMINEES	Mr. Berens
Mr. Davidson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Ms. Del Villar
Mr. Gordan
Ms. Gotbaum
☐	FOR ALL EXCEPT (See instructions below)	Ms. Lynch
Mr. Priest
Ms. Sachs
Ms. Ward

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the selection of Ernst & Young LLP as auditors.	☐	☐	☐

3.	In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

COMMON STOCK

GENERAL AMERICAN INVESTORS COMPANY, INC.

530 FIFTH AVENUE
NEW YORK, NY 10036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Spencer Davidson, Jeffrey W. Priest, and Eugene S. Stark as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side, all the shares of Common Stock of the above Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders on April 15, 2026, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the 2026 Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

(Continued and to be signed on the reverse side)

COMMENTS:

1.1	14475

ANNUAL MEETING OF STOCKHOLDERS OF

GENERAL AMERICAN INVESTORS COMPANY, INC.

April 15, 2026

COMMON STOCK

PROXY VOTING INSTRUCTIONS

INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at www.astproxyportal.com/ast/13475/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or Internet.

20930000000000000000 3	041526

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1
AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of the following nominees as Directors:

☐		NOMINEES:
	FOR ALL NOMINEES	Mr. Berens
Mr. Davidson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Ms. Del Villar
Mr. Gordan
Ms. Gotbaum
☐	FOR ALL EXCEPT (See instructions below)	Ms. Lynch
Mr. Priest
Ms. Sachs
Ms. Ward

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the selection of Ernst & Young LLP as auditors.	☐	☐	☐

3.	In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.